SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : September 25, 2001


       STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust
          Agreement, dated as of February 1, 2001 providing for the issuance of Structured Asset Securities Corporation Pass-through Certificates, Series 2001-3A)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                  333-35026-08                   74-2440850
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                                200 Vesey Street
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Pass-through Certificates, Series 2001-3A (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of February 1, 2001 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and The Chase Manhattan Bank, as trustee.On September 25, 2001 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on September 25, 2001 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE CHASE MANHATTAN BANK, not in its
                                    individual capacity but solely as Trustee under the Agreement referred to herein

Date:  Septemer 28, 2001            By:   /s/ Karen Schluter
                                     Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         September 25, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on September 25, 2001

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


             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-3A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     September 25, 2001


-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
          Original         Beginning                                                                                  Ending
            Face           Principal                                                        Realized  Deferred       Principal
Class      Value           Balance             Principal        Interest          Total      Losses    Interest       Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA1       95,478,000.00      81,218,467.87    1,968,547.37      274,789.15    2,243,336.52    0.00         0.00      79,249,920.50
IA2        1,000,000.00         850,651.12       20,617.81        2,878.04       23,495.85    0.00         0.00         830,033.31
IA3        1,796,834.00       1,560,809.44       78,969.93            0.00       78,969.93    0.00         0.00       1,481,839.51
IIA1      43,036,000.00      35,236,241.09    1,067,493.97      122,739.57    1,190,233.54    0.00         0.00      34,168,747.12
IIA2       1,000,000.00         818,761.99       24,804.67        2,852.02       27,656.69    0.00         0.00         793,957.32
IIA3       1,499,678.00       1,298,459.84       41,294.18            0.00       41,294.18    0.00         0.00       1,257,165.66
B1         2,294,000.00       2,287,178.50        1,183.10       16,200.85       17,383.95    0.00         0.00       2,285,995.40
B2         1,911,000.00       1,905,317.40          985.58       13,496.00       14,481.58    0.00         0.00       1,904,331.82
B3         1,529,000.00       1,524,453.32          788.56       10,798.21       11,586.77    0.00         0.00       1,523,664.76
B4         2,064,000.00       2,057,862.42        1,064.48       14,576.53       15,641.01    0.00         0.00       2,056,797.94
B5           687,000.00         684,957.10          354.31        4,851.78        5,206.09    0.00         0.00         684,602.79
B6           696,081.00         694,019.77          355.43        4,915.97        5,271.40    0.00         0.00         693,664.34
R                100.00               0.00            0.00            0.00            0.00    0.00         0.00               0.00
TOTALS   152,991,693.00     130,137,179.86    3,206,459.39      468,098.12    3,674,557.51    0.00         0.00     126,930,720.47
-----------------------------------------------------------------------------------------------------------------------------------
IA4       96,478,100.00      82,069,219.00            0.00      303,656.11      303,656.11    0.00         0.00      80,080,053.82
IA5       52,708,103.00      47,313,182.30            0.00       14,469.16       14,469.16    0.00         0.00      46,257,067.18
IIA4      44,036,000.00      36,055,003.09            0.00      129,798.01      129,798.01    0.00         0.00      34,962,704.45
IIA5      16,634,896.00      15,527,389.79            0.00        6,112.62        6,112.62    0.00         0.00      15,261,254.99
-----------------------------------------------------------------------------------------------------------------------------------


Factor Information Per $1,000 of Original Face                                                                  Pass-through Rates
-----------------------------------------------------------------------------------------------------------     --------------------
                                                                                                                         Current
                           Beginning                                                            Ending          Class   Pass-thru
Class       cusip          Principal        Principal         Interest         Total           Principal                 Rate (%)
-------------------------------------------------------------------------------------------------------------   -------------------
IA1       8635723Q4    850.65112246       20.61781112        2.87803630        23.49584742      830.03331134     IA1      4.060000 %
IA2       8635725L3    850.65112000       20.61781000        2.87804000        23.49585000      830.03331000     IA2      4.060000 %
IA3       8635723R2    868.64420419       43.94948560        0.00000000        43.94948560      824.69471860     IA3      0.000000 %
IIA1      8635723U5    818.76199205       24.80467446        2.85202087        27.65669532      793.95731759     IIA1     4.180000 %
IIA2      8635725M1    818.76199000       24.80467000        2.85202000        27.65669000      793.95732000     IIA2     4.180000 %
IIA3      8635723V3    865.82575726       27.53536426        0.00000000        27.53536426      838.29039300     IIA3     0.000000 %
B1        8635723Y7    997.02637315        0.51573670        7.06227114         7.57800785      996.51063644     B1       8.500000 %
B2        8635723Z4    997.02637363        0.51574045        7.06227106         7.57801151      996.51063318     B2       8.500000 %
B3        8635724A8    997.02637018        0.51573578        7.06226946         7.57800523      996.51063440     B3       8.500000 %
B4        8635725H2    997.02636628        0.51573643        7.06227229         7.57800872      996.51062984     B4       8.500000 %
B5        8635725J8    997.02634643        0.51573508        7.06227074         7.57800582      996.51061135     B5       8.500000 %
B6        8635725K5    997.03880727        0.51061586        7.06235338         7.57296924      996.52819140     B6       8.500000 %
R         8635724B6      0.00000000        0.00000000        0.00000000         0.00000000        0.00000000     R        4.060000 %
TOTALS                 850.61598645       20.95838883        3.05963096        24.01801979      829.65759762
-------------------------------------------------------------------------------------------------------------   -------------------
IA4       8635723S0    850.65127734        0.00000000        3.14740972         3.14740972      830.03348760     IA4      4.440000 %
IA5       8635723T8    897.64532599        0.00000000        0.27451491         0.27451491      877.60827173     IA5      0.366980 %
IIA4      8635723W1    818.76199223        0.00000000        2.94754315         2.94754315      793.95731788     IIA4     4.320000 %
IIA5      8635723X9    933.42271512        0.00000000        0.36745766         0.36745766      917.42412997     IIA5     0.472400 %
-------------------------------------------------------------------------------------------------------------   -------------------

             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-3A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     September 25, 2001

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS

                 Original         Beginning                                                                            Ending
                   Face           Principal                                                   Realized   Deferred      Principal
Class             Value           Balance       Principal        Interest       Total          Losses    Interest      Balance
-----------------------------------------------------------------------------------------------------------------------------------
LTIA1         95,478,000.00     81,218,467.87    1,968,547.37     274,789.15     2,243,336.52    0.00     0.00     79,249,920.50
LTIA2          1,000,000.00        850,651.12       20,617.81       2,878.04        23,495.85    0.00     0.00        830,033.31
LTIA3          1,796,834.00      1,560,809.44       78,969.93           0.00        78,969.93    0.00     0.00      1,481,839.51
LTIAR                100.00              0.00            0.00           0.00             0.00    0.00     0.00              0.00
LT1B           6,274,182.00      6,255,525.66        3,233.48      44,310.01        47,543.49    0.00     0.00      6,252,292.18
LTIIA1        43,036,000.00     35,236,241.09    1,067,493.97     122,739.57     1,190,233.54    0.00     0.00     34,168,747.12
LTIIA2         1,000,000.00        818,761.99       24,804.67       2,852.02        27,656.69    0.00     0.00        793,957.32
LTIIA3         1,499,678.00      1,298,459.84       41,294.18           0.00        41,294.18    0.00     0.00      1,257,165.66
LT2B           2,906,899.00      2,898,255.31        1,498.11      20,529.33        22,027.44    0.00     0.00      2,896,757.20
LTR                    0.00              0.00            0.00           0.00             0.00    0.00     0.00              0.00
TOTALS       152,991,693.00    130,137,172.32    3,206,459.52     468,098.12     3,674,557.64    0.00     0.00    126,930,712.80

LTIA5                  0.00              0.00            0.00           0.00             0.00    0.00     0.00              0.00
LTIIA5                 0.00              0.00            0.00           0.00             0.00    0.00     0.00              0.00
-----------------------------------------------------------------------------------------------------------------------------------

Factor Information Per $1,000 of Original Face                                                                  Pass-through Rates
-----------------------------------------------------------------------------------------------------------     --------------------
                                                                                                                          Current
                    Beginning                                                               Ending            Class   Pass-thru
Class     cusip     Principal     Principal      Interest               Total              Principal                     Rate (%)
-------------------------------------------------------------------------------------------------------------   -------------------
LTIA1             850.65112246    20.61781112      2.87803630       23.49584742            830.03331134       LTIA1     0.000000 %
LTIA2             850.65112000    20.61781000      2.87804000       23.49585000            830.03331000       LTIA2     0.000000 %
LTIA3             868.64420419    43.94948560      0.00000000       43.94948560            824.69471860       LTIA3     0.000000 %
LTIAR               0.00000000     0.00000000      0.00000000        0.00000000              0.00000000       LTIAR     0.000000 %
LT1B              997.02649047     0.51536280      7.06227680        7.57763960            996.51112767       LT1B      0.000000 %
LTIIA1            818.76199205    24.80467446      2.85202087       27.65669532            793.95731759       LTIIA1    0.000000 %
LTIIA2            818.76199000    24.80467000      2.85202000       27.65669000            793.95732000       LTIIA2    0.000000 %
LTIIA3            865.82575726    27.53536426      0.00000000       27.53536426            838.29039300       LTIIA3    0.000000 %
LT2B              997.02649112     0.51536362      7.06227839        7.57764202            996.51112749       LT2B      0.000000 %
TOTALS            850.61593717    20.95838968      3.05963096       24.01802064            829.65754749
-------------------------------------------------------------------------------------------------------------   -------------------

             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-3A
                                     September 25, 2001



Sec. 4.03(i)    Unscheduled Principal Amounts                                            3,139,001.94
                Group 1 Unscheduled Principal                                            2,024,665.67
                Group 2 Unscheduled Principal                                            1,114,336.27


Sec. 4.03(iv)   Aggregate Advances                                                               0.00
                Group 1 Advances                                                                 0.00
                Group 2 Advances                                                                 0.00

Sec. 4.03(v)    Ending Principal Balance                                               126,930,721.19
                Group 1 Principal Balance                                               87,814,087.78
                Group 2 Principal Balance                                               39,116,633.41

Sec. 4.03(vii)  Current Period Realized Losses                                                   0.00
                Group 1 Current Period Realized Losses                                           0.00
                Group 2 Current Period Realized Losses                                           0.00

                Group1                                                                           0.00
                Bankruptcy Losses                                                                0.00
                Group 1 Bankruptcy Losses                                                        0.00
                Group 2 Bankruptcy Losses                                                        0.00

                Fraud Losses                                                                     0.00
                Group 1 Fraud Losses                                                             0.00
                Group 2 Fraud Losses                                                             0.00

                Special Hazard Losses                                                            0.00
                Group 1 Special Hazard Losses                                                    0.00
                Group 2 Special Hazard Losses                                                    0.00

                Group 1 Bankruptcy Loss Amount                                             100,000.00
                Group 2 Bankruptcy Loss Amount                                             100,000.00

                Group 1 Fraud Loss Amount                                                2,090,982.00
                Group 2 Fraud Loss Amount                                                  968,852.00

                Group 1 Special Hazard Loss Amount                                       7,955,026.92
                Group 2 Special Hazard Loss Amount                                       1,986,534.18


Sec. 4.03(viii) Servicing Fees (includes Retained Interest)                                 27,111.83
                Sub-Servicing Fees                                                           1,122.52
                Trustee Fees                                                                   704.91


Sec. 4.03(ix)   Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                     Group 1
                Category      Number    Principal Balance   Percentage
                1 Month         5             5,455,219.17            6.21 %
                2 Month         0                     0.00            0.00 %
                3 Month         1               128,000.00            0.15 %
                Total           6             5,583,219.17            6.36 %


                     Group 2
                Category      Number    Principal Balance   Percentage
                1 Month          1              975,000.00            2.49 %
                2 Month          0                    0.00            0.00 %
                3 Month          0                    0.00            0.00 %
                 Total           1              975,000.00            2.49 %


                    Group Totals
                Category      Number    Principal Balance   Percentage
                1 Month         6            6,430,219.17             5.07 %
                2 Month         0                    0.00             0.00 %
                3 Month         1              128,000.00             0.10 %
                 Total          7            6,558,219.17             5.17 %

             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-3A
                                       September 25, 2001


                Number and Aggregage Principal Amounts of Mortgage Loans in Foreclosure

                    Group 1
                              Number    Principal Balance   Percentage
                               1             975,404.22         1.11 %



                    Group 2
                              Number    Principal Balance   Percentage
                               2                  0.00          0.00%

                    Group Totals
                              Number    Principal Balance   Percentage
                               3             975,404.22         0.77 %




Sec. 4.03(x)    Number and Aggregage Principal Amounts of REO Loans
                    Group 1
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group 2
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group Totals
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%


Sec.4.03(viii)  Aggregate Outstanding Interest Shortfalls

                Class ia1 shortfall                         0.00
                Class ia2 shortfall                         0.00
                Class ia4 shortfall                         0.00
                Class iia1 shortfall                        0.00
                Class iia2 shortfall                        0.00
                Class iia4 shortfall                        0.00
                Class iia5 shortfall                        0.00
                Class b1 shortfall                          0.00
                Class b2 shortfall                          0.00
                Class b3 shortfall                          0.00
                Class b4 shortfall                          0.00
                Class b5 shortfall                          0.00
                Class b6 shortfall                          0.00
                Class r shortfall                           0.00


Sec.4.03(viv)      Aggregate Outstanding Prepayment Interest Shortfalls

                Class ia1 shortfall                         0.00
                Class ia2 shortfall                         0.00
                Class ia4 shortfall                         0.00
                Class iia1 shortfall                        0.00
                Class iia2 shortfall                        0.00
                Class iia4 shortfall                        0.00
                Class iia5 shortfall                        0.00
                Class b1 shortfall                          0.00
                Class b2 shortfall                          0.00
                Class b3 shortfall                          0.00
                Class b4 shortfall                          0.00
                Class b5 shortfall                          0.00
                Class b6 shortfall                          0.00
                Class r shortfall                           0.00

If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                                 Karen Schluter
             THE CHASE MANHATTAN BANK - Structured Finance Services
                     450 WEST 33RD STREET, 14th Floor
                            NEW YORK, NEW YORK 10001
                                 (212) 946-3232
                         email:karen.schluter@chase.com
                     ---------------------------------------



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